UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

June 04, 2008

GOLDEN SPIRIT ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

         Delaware                       000-26101                          52-2132622

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

382 52 Ave., Pointe-Calumet, Quebec, Canada                            J0N 1G4

       (Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code:

(514) 688-3289

1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada      V6E 4R8

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. DEATH OF REGISTRANT'S DIRECTOR:

The Registrant has been informed today that Company Director Jeff Scheive has passed away. Everyone in the Golden Spirit community sends their prayers, kind thoughts, and condolences to the Scheive family.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On June 3, 2008 Marc Schieve was appointed Secretary, Treasurer, Director and Chief Financial Officer of the Registrant.

SECTION 9.  EXHIBITS.

ITEM9.01 Exhibits

(c)  Exhibits

Exhibit No.        Description

-----------     --------------------------

10.01

    Marc Scheive Letter of Consent to Act.

99.01

    News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Golden Spirit Enterprises Ltd.

/s/: Robert Klein

DATED:  June 04, 2008

By: Robert Klein, President